Dec. 30, 2017
10.31 Fidelity Advisor High Income Advantage Fund - AMCI PRO-06 | Fidelity Advisor® High Income Advantage Fund

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund. In addition to the fees and expenses described below, your broker may also require you to pay brokerage commissions on purchases and sales of certain share classes of the fund.